===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      New England Business Service, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       NEW ENGLAND BUSINESS SERVICE, INC.

                    Notice of Annual Meeting of Stockholders
                          To Be Held October 20, 2000

   NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of New England Business Service, Inc., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, 500 Main Street, Groton, Massachusetts, on Friday, October 20, 2000 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

  1. To fix the number of directors and elect a Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

  2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 2001; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on August 23, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the meeting or at any adjournment thereof.

   A copy of the Company's annual report to stockholders for the fiscal year ended June 24, 2000, which contains financial statements and other information of interest to stockholders, accompanies this notice and the accompanying proxy statement.

   The business matters listed above are discussed more fully in the accompanying proxy statement. Whether or not you plan to attend the meeting, you are urged to study the proxy statement carefully and then to fill out, sign and date the enclosed proxy card. Record holders may also vote by telephone or through the Internet by following the instructions printed on the enclosed proxy card.

                                          By order of the Board of Directors

                                          Craig Barrows
                                          Secretary

September 15, 2000

   Whether or not you plan to attend the meeting, you are requested to sign and mail promptly the enclosed proxy which is being solicited on behalf of the Board of Directors. A return envelope which requires no postage if mailed in the United States is enclosed for that purpose.

                       NEW ENGLAND BUSINESS SERVICE, INC.

                                500 Main Street
                          Groton, Massachusetts 01471

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held October 20, 2000

   We are mailing this proxy statement, with the accompanying proxy card, to you on September 15, 2000 in connection with the solicitation of proxies by the Board of Directors of New England Business Service, Inc. for the 2000 annual meeting of stockholders and any adjournment of that meeting. The meeting will be held on Friday, October 20, 2000, beginning at 10:00 a.m., local time, at the principal executive offices of the Company, 500 Main Street, Groton, Massachusetts.

                            INFORMATION ABOUT VOTING

Who can attend and vote at the meeting?

   Stockholders of record at the close of business on August 23, 2000 are entitled to attend and vote at the meeting. Each share of the Company's common stock is entitled to one vote on all matters to be voted on at the meeting, and can be voted only if the record owner is present to vote or is represented by proxy. The proxy card provided with this proxy statement indicates the number of shares of the Company's common stock that you own and are entitled to vote at the meeting.

What constitutes a quorum at the meeting?

   The presence at the meeting, in person or represented by proxy, of the holders of a majority of the common stock outstanding on August 23, 2000, the record date, will constitute a quorum for purposes of the meeting. On the record date, 13,386,382 shares of common stock were outstanding. For purposes of determining whether a quorum exists, proxies received but marked "withhold" or "abstain" and so-called "broker non-votes" (described below) will be counted as present.

How do I vote by proxy?

   If you properly fill in your proxy card and our transfer agent receives it in time to vote at the meeting, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. No postage is required if your proxy card is mailed in the United States in the return envelope that has been enclosed with this proxy statement.

   If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares as follows:

  . To fix the number of directors at nine and to elect the persons named below under "Election of Directors".

  . To ratify the selection of Deloitte & Touche LLP as auditors for fiscal year 2001.

  . In their discretion as to any other business which may properly come before the meeting.

Can I vote by telephone or through the Internet?

   If you hold your shares in your own name, you may vote by telephone or through the Internet by following the instructions printed on your proxy card.

How do I vote if my shares are held by my broker?

   If your shares are held by your broker in "street name", you will need to instruct your broker concerning how to vote your shares in the manner provided by your broker.

What discretion does my broker have to vote my shares held in "street name"?

   A broker holding your shares in "street name" must vote those shares according to any specific instructions it receives from you. If specific instructions are not received, your broker generally may vote your shares in its discretion, depending on the type of proposal involved. Under NYSE rules, there are certain matters on which brokers may not vote without specific instructions from you. If such a matter comes to a vote at the meeting, your shares will not be voted on that matter, giving rise to what is called a "broker non-vote". Shares represented by broker non-votes will be counted for purposes of determining the existence of a quorum.

Can I change my vote after I return my proxy card?

   Yes. You may change your vote at any time before your proxy is exercised. To change your vote, you may:

   . Deliver to our corporate secretary a written notice revoking your earlier vote; or

   . Deliver to our transfer agent a properly completed and signed proxy card with a later date; or

   .  Vote again by telephone or through the Internet; or

   .  Vote in person at the meeting.

   Your attendance at the meeting will not be deemed to revoke a previously-delivered proxy unless you clearly indicate at the meeting that you intend to revoke your proxy and vote in person.

How do I vote my 401(k) shares?

   If you participate in the Company's 401(k) plan, you will receive a proxy card that covers Company shares allocated to your account. Properly completed and signed proxy cards will serve to instruct the plan trustee on how to vote any shares allocated to your account. The plan trustee will vote all shares as to which no instructions have been received from plan participants as directed by the Company's retirement committee in their best judgment.

How are votes counted?

  . Election of directors. Assuming that the number of directors is fixed at nine, the nine nominees who receive the most votes of those shares present in person or represented by proxy at the meeting will be elected. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will have no effect on the outcome of the election.

  . Other business. The ratification of selection of auditors and approval of all other business which may properly come before the meeting require the favorable vote of a majority of the shares present in person or represented by proxy at the meeting and actually voting on the matter. Abstentions and broker non-votes, which are described above, will have no effect on the outcome of voting on these matters.

How is the Company soliciting proxies?

   We bear the cost of preparing, assembling and mailing the proxy material relating to the solicitation of proxies by the Board of Directors for the meeting. In addition to the use of the mails, certain of our officers and regular employees may, without additional compensation, solicit proxies in person, by telephone or other means of communication. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares, and will reimburse those record holders for their reasonable expenses in transmitting this material.

                               VOTING SECURITIES

Who owns more than 5% of the Company's stock?

   On August 23, 2000, there were 13,386,382 shares of common stock outstanding. On that date, to our knowledge there were six stockholders who own beneficially more than 5% of the common stock. The table below contains information, as of that date (except as noted below), regarding the beneficial ownership of these persons or entities. Unless otherwise indicated, we believe that each of the persons or entities listed below has sole voting and investing power with respect to all the shares of common stock indicated.

                                                            Number of
                                                              Shares
                                                           Beneficially
Name and Address of Beneficial Owner                          Owned      Percent
------------------------------------                       ------------  -------
T. Rowe Price Associates, Inc............................. 1,364,600(1)   10.19
 100 E. Pratt Street
 Baltimore, MD 21202
Jay R. Rhoads, Jr......................................... 1,188,200(2)    8.87
 c/o New England Business Service, Inc.
 500 Main Street
 Groton, MA 01471
FMR Corp. ................................................ 1,110,600(3)    8.30
 82 Devonshire Street
 Boston, MA 02109
David L. Babson & Company Inc.............................   954,300(4)    7.13
 1 Memorial Drive
 Cambridge, MA 02142
Royce & Associates, Inc...................................   862,600(5)    6.44
 1414 Avenue of the Americas
 New York, NY 10019
Fenimore Asset Management, Inc............................   857,472(6)    6.41
 118 North Grand Street
 Cobleskill, NY 12043

--------
(1) Information is based on an Amendment No. 2 to Schedule 13G dated July 10, 2000, filed with the SEC by T. Rowe Price Associates, Inc. ("Price Associates"). These shares are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc. (which owns 871,000 shares, representing 6.51% of the shares outstanding), which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be the beneficial owner of these shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of these shares.

(2) Includes 5,000 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options. Also includes 85,768 shares owned by Mr. Rhoads's wife, as to which Mr. Rhoads disclaims beneficial ownership.

(3) Information is based on a Form 13F dated August 11, 2000, filed with the SEC by FMR Corp. for the period ended June 30, 2000.

(4) Information is based on a Form 13F dated August 10, 2000, filed with the SEC by David L. Babson & Company Inc. for the period ended June 30, 2000.

(5) Information is based on a Form 13F dated July 26, 2000, filed with the SEC by Royce & Associates, Inc. for the period ended June 30, 2000.

(6) Information is based on a Form 13F dated August 11, 2000, filed with the SEC by Fenimore Asset Management, Inc. for the period ended June 30, 2000.

How much stock do the Company's directors and executive officers own?

   On August 23, 2000, the directors and nominees, the executive officers of the Company named in the summary compensation table below, and all of the directors and executive officers of the Company as a group beneficially owned the number of shares of common stock shown below:

                                                Number of Shares
Name of Beneficial Owner                      Beneficially Owned(1) Percent(1)
------------------------                      --------------------- ----------
William T. End...............................               0
Neil S. Fox(2)...............................             510            *
Robert L. Gable(3)...........................          20,636            *
Benjamin H. Lacy(4)..........................          19,571            *
Thomas J. May................................           2,346            *
Herbert W. Moller(5).........................           9,736            *
Robert J. Murray(6)..........................         487,069          3.53
Richard H. Rhoads(7).........................          41,478            *
Brian E. Stern(8)............................           6,769            *
M. Anne Szostak(9)...........................           5,346            *
George P. Allman(10).........................          84,132            *
Edward M. Bolesky(11)........................         114,766            *
Richard T. Riley(12).........................          28,839            *
Robert D. Warren(13).........................          71,515            *
All directors and executive officers as a
 group (18 persons)(14)......................       1,084,915          7.61

--------
*Less than one percent

(1) The number and percent of the shares of common stock with respect to each named beneficial owner are calculated by assuming that all shares which may be acquired by such person within 60 days of August 23, 2000 are outstanding.

(2) Shares owned jointly by Mr. Fox and his wife.

(3) Includes (a) 12,636 shares owned by Mr. Gable individually; (b) 5,000 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options; and (c) 3,000 shares owned by Mr. Gable's wife individually, as to which Mr. Gable disclaims beneficial ownership.

(4) Includes (a) 16,571 shares owned by Mr. Lacy individually; and (b) 3,000 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options.

(5) Includes (a) 1,000 shares owned by Mr. Moller individually; (b) 3,736 shares owned jointly by Mr. Moller and his wife; and (c) 5,000 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options.

(6) Includes (a) 75,642 shares owned jointly by Mr. Murray and his wife; (b) 404,777 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options; (c) 3,424 restricted shares awarded under the Company's stock compensation plan (as to which he has sole voting power, but no investment power); and (d) 3,226 equivalent shares allocated to his account in the Company's 401(k) plan.

(7) Includes (a) 34,478 shares owned by Mr. Rhoads individually; (b) 6,000 shares which may be exercised within 60 days of August 23, 2000 through the exercise of stock options; and (c) 1,000 shares owned by Mr. Rhoads's wife individually, as to all of which shares Mr. Rhoads disclaims beneficial ownership.

(8) Includes (a) 636 shares owned by Mr. Stern individually; (b) 3,000 shares which may be exercised within 60 days of August 23, 2000 through the exercise of stock options; and (c) 3,133 shares owned by Mr. Stern's wife individually, as to which Mr. Stern disclaims beneficial ownership.

(9) Includes (a) 836 shares owned by Ms. Szostak individually; (b) 1,510 shares owned jointly by Ms. Szostak and her husband; and (c) 3,000 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options.

(10) Includes (a) 80 shares owned by Mr. Allman individually; (b) 15,177 shares owned jointly by Mr. Allman and his wife; (c) 65,777 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options; (d) 1,583 restricted shares awarded under the Company's stock compensation plan (as to which he has sole voting power, but no investment power); and (e) 1,515 equivalent shares allocated to his account in the Company's 401(k) plan.

(11) Includes (a) 1,581 shares owned by Mr. Bolesky individually; (b) 104,293 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options; (c) 1,179 restricted shares awarded under the Company's stock compensation plan (as to which he has sole voting power, but no investment power); (d) 6,713 equivalent shares allocated to his account in the Company's 401(k) plan; and (e) 1,000 shares owned by Mr. Bolesky's daughter individually, as to which Mr. Bolesky disclaims beneficial ownership.

(12) Includes (a) 27,500 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options; and (b) 1,339 restricted shares awarded under the Company's stock compensation plan (as to which he has sole voting power, but no investment power).

(13) Includes (a) 520 shares owned by Mr. Warren individually; (b) 3,000 shares owned jointly by Mr. Warren and his wife; (c) 65,077 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options; (d) 1,325 restricted shares awarded under the Company's stock compensation plan (as to which he has sole voting power, but no investment power); and (e) 1,593 equivalent shares allocated to his account in the Company's 401(k) plan.

(14) Includes (a) 80,894 shares owned by directors and executive officers individually; (b) 100,576 shares owned jointly by directors and executive officers and their respective spouses; (c) 863,344 shares which may be acquired within 60 days of August 23, 2000 through the exercise of stock options; (d) 12,238 restricted shares awarded to the executive officers under the Company's stock compensation plan (as to which each has sole voting power, but no investment power); (e) 19,730 equivalent shares allocated to the accounts of the executive officers under the Company's 401(k) plan; and (f) 8,133 shares owned individually by spouses or children of directors and executive officers, as to which the directors and executive officers disclaim beneficial ownership.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the federal securities laws, the directors and executive officers of the Company, and certain persons who own more than 10% of the common stock are required to report their ownership of the common stock and changes in that ownership to the SEC and the NYSE. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates during the Company's fiscal year 2000.

   Based solely on our review of copies of the reports we have received, or written representations from certain reporting persons, we believe that, during the Company's fiscal year 2000, all of these reporting requirements were timely satisfied by our directors, executive officers and 10% holders, except that a Form 4 reporting the purchase by an executive officer of 1,000 shares in December 1999 was inadvertently filed late on January 11, 2000.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

Who sits on the Company's Board of Directors?

   The Company's by-laws provide for a Board of Directors of not fewer than three nor more than nine directors. The Board of Directors currently consists of nine members.

   You are being asked to fix the number of directors for the next year at nine and to vote for all nine directors at the meeting. Richard H. Rhoads, a director since 1970, has decided to retire from the Board and will not be standing for re-election. The Board is nominating all eight remaining current directors for re-election, and is nominating Mr. William T. End, who is not currently a director, for election at the meeting. Persons elected as directors at the meeting will hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their prior death, resignation or removal.

   All of the nominees other than Mr. End were elected as directors at the 1999 annual meeting of stockholders. We have no reason to believe that any of the nominees will be unavailable to serve if elected. However, if any one of them becomes unavailable, the persons named as proxies in the accompanying proxy card have discretionary authority to vote for a substitute chosen by the Board. Any vacancies not filled at the meeting may be filled by the Board.

Information About the Nominees

   William T. End, age 52, has been chairman and chief executive officer of Cornerstone Brands, Inc., a catalog retailer, since 1995. Prior to that he was president and chief executive officer of Lands' End, Inc., a catalog retailer, from 1991 to 1995. Mr. End is a director of Cornerstone Brands, Inc. and IDEXX Laboratories, Inc.

   Neil S. Fox, age 60, has been a director of the Company since 1999. Mr. Fox has been chairman and chief executive officer of Neil Fox Consultancy, Inc., which provides consulting services in the field of database and direct response marketing, since February 2000. Prior to that he was chairman and chief executive officer of Lowe Fox Pavlika, a marketing consulting firm affiliated with the Interpublic Group of Companies, from 1998 to February 2000. Prior to that he was chairman of Fox Pavlika & Partners for more than five years.

   Robert L. Gable, age 69, has been a director of the Company since 1996. Mr. Gable was chairman of Unitrode Corporation, a supplier of electronic components and sub-systems, from 1990 until his retirement in 1998, and was chief executive officer of Unitrode from 1990 to 1997. Mr. Gable is a director of Evercel, Inc. and Ibis Technology Corporation.

   Benjamin H. Lacy, age 74, has been a director of the Company since 1970. Mr. Lacy's principal occupation since 1995 has been as chairman of the board and president of the Clipper Ship Foundation, Inc., a grant-making charitable foundation. Prior to that he was a partner of, and subsequently of counsel to, the law firm of Hill & Barlow, a professional corporation, which has served as counsel to the Company since 1973.

   Thomas J. May, age 53, has been a director of the Company since 1999. Mr. May has been chairman and chief executive officer of NSTAR, an energy utility holding company formed in connection with the combination of BEC Energy and Commonwealth Energy Systems, and its principal operating subsidiaries since 1999. Prior to that he was chairman and chief executive officer of BEC Energy, an energy utility holding company, and its principal operating subsidiaries from 1998 to 1999. He has been chairman and chief executive officer of Boston Edison Company, a regulated holding company, since 1994, and was president of Boston Edison from 1994 to 1999. Mr. May is a trustee of NSTAR and a director of FleetBoston Financial Corporation, Liberty Financial Companies, Inc. and RCN Corporation.

   Herbert W. Moller, age 59, has been a director of the Company since 1996. Mr. Moller retired from The Gillette Company, a diversified consumer products company, in 1998, having been with Gillette for 32 years. From 1992 until his retirement in 1998, Mr. Moller was vice president, finance and strategic planning, Gillette North Atlantic Group.

   Robert J. Murray, age 59, has been a director of the Company since 1991. Mr. Murray has been chairman of the board, president and chief executive officer of the Company since 1995. Mr. Murray retired from The Gillette Company in 1995, having been with Gillette for more than 34 years. From 1991 until his retirement in 1995, Mr. Murray was executive vice president, North Atlantic Group of Gillette. Mr. Murray is a director of LoJack Corporation and Allmerica Financial Corporation.

   Brian E. Stern, age 52, has been a director of the Company since 1995. Mr. Stern has been senior vice president of Xerox Corporation, a provider of document processing products and services, and president of Xerox Technology Enterprises since 1999. From 1994 to 1999, he was senior vice president and president of the Office Document Products Group of Xerox. Mr. Stern is a director of HON Industries, Inc. and Esselte AB.

   M. Anne Szostak, age 50, has been a director of the Company since 1998. Ms. Szostak has been executive vice president and corporate director of human resources of FleetBoston Financial Corporation (formerly known as Fleet Financial Group, Inc.), a diversified financial services company, since 1998. From 1994 to 1998, Ms. Szostak was senior vice president and corporate director of human resources of Fleet. Ms. Szostak is a director of Providence Energy Corporation and Tupperware Corporation.

What committees has the Board established?

   The Board of Directors has standing audit, organization and compensation, nominating, and executive committees.

   The audit committee recommends the selection of the Company's outside auditors, and acts as a direct channel between the independent auditors and the Board. In addition, the committee reviews the Company's audited financial statements with the outside auditors, and reports to the Board its assessment of the quality and performance of the Company's internal auditors and independent accountants, and the adequacy of the Company's financial controls. During fiscal year 2000, members of the committee were Mr. Moller (chairman) and, prior to October 22, 1999, Mr. Lacy and Ms. Szostak. At the annual meeting of the Board on that date, Messrs. Gable and May were appointed to the committee in place of Mr. Lacy and Ms. Szostak. The committee met four times during the last fiscal year.

   The organization and compensation committee reviews and makes recommendations to the Board of Directors concerning the election of officers and the compensation of the officers and directors. In addition, the committee administers and grants awards under the Company's stock compensation plan and, beginning on October 22, 1999, it administers and grants awards under the Company's stock option plans. During fiscal year 2000, members of the committee were Messrs. Gable and Lacy (chairman) and, prior to October 22, 1999,
Ms. Szostak. At the annual meeting of the Board on that date, Mr. May was appointed to the committee in place of Ms. Szostak. The committee met four times during the last fiscal year.

   Prior to October 22, 1999, the Board of Directors had a stock option committee, consisting of Messrs. Gable and Lacy (chairman), which administered and granted awards under the Company's stock option plans. Following the annual meeting of the Board on October 22, 1999, the duties of the stock option committee were assumed by the organization and compensation committee, and the separate existence of the stock option committee ceased on that date. The committee met two times during the last fiscal year.

   The nominating committee recommends to the Board of Directors persons to be nominated for election as directors by the stockholders at the annual meeting of stockholders or by the Board of Directors to fill vacancies. During fiscal year 2000, members of the committee were Mr. Stern and, prior to October 22, 1999, Messrs. Gable and Rhoads (chairman). At the annual meeting of the Board on that date, Mr. Fox and Ms. Szostak were appointed to the committee in place of Messrs. Gable and Rhoads, and Ms. Szostak was appointed chairman. The committee recommended the persons nominated for election as directors by the stockholders at the 2000 annual meeting of stockholders.

   The executive committee may exercise all of the authority of the Board, except those powers that are expressly reserved to the Board by law, the Company's charter or by-laws or resolution of the Board. During fiscal year 2000, members of the committee were Messrs. Lacy, Moller, Murray (chairman), Rhoads and, beginning on October 22, 1999, Ms. Szostak. The committee met or acted by unanimous written consent ten times during the last fiscal year.

How often did the Board meet in fiscal year 2000?

   The Board of Directors met or acted by unanimous written consent twelve times during the last fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and committees of the Board on which they served.

How are the directors compensated?

   Directors who are also employees of the Company receive no additional compensation for serving on the Board or its committees.

   Non-employee directors receive as compensation for all services as directors an annual retainer of $18,000, plus $1,000 for each Board meeting and each committee meeting (not held on the same day as a Board meeting) which they attend. The annual retainer is paid 50% in cash and 50% in shares of common stock in accordance with the Company's stock compensation plan. Each chairman of a committee (other than Mr. Murray) receives an additional annual fee of $2,000.

   Under the terms of the Company's 1997 key employee and eligible director stock option and stock appreciation rights plan, each non-employee director is annually granted on the tenth day following his or her election at the annual meeting of stockholders an option to purchase 1,000 shares of common stock. In the case of the first annual meeting of stockholders at which a director is elected, the option grant to that director is for 3,000 shares. Each of these option grants becomes exercisable one year after the date of grant, and expires ten years after the date of grant.

   Non-employee directors may defer receipt of their cash fees and retainers pursuant to a deferral plan. Deferred amounts are generally paid to the director beginning on the first day of the first fiscal year beginning after the director's 70th birthday, and may be paid in a lump sum at that time or in quarterly installments over a period not to exceed ten years. Interest is credited to each participating director's account quarterly at the so-called "base rate" of interest of BankBoston, N.A. (or its successor, Fleet National
Bank) on the last preceding June 30th and December 31st. None of the current directors has elected to defer payments as described above.

                             EXECUTIVE COMPENSATION

How were the executive officers compensated for fiscal year 2000?

   The following table sets forth all compensation paid by the Company to the chief executive officer and each of the other four most highly compensated executive officers of the Company, who are collectively referred to as the "named executive officers", in all capacities for the last three fiscal years.

                           Summary Compensation Table

                                                                       Long-Term
                                                                     Compensation
                                                                 ---------------------
                                      Annual Compensation              Awards(1)
                               --------------------------------- ---------------------
                                                                 Restricted Securities
        Name and                                  Other Annual     Stock    Underlying    All Other
   Principal Position     Year  Salary  Bonus(2) Compensation(3) Awards(4)  Options(#) Compensation(5)
   ------------------     ---- -------- -------- --------------- ---------- ---------- ---------------
Robert J. Murray........  2000 $500,000 $113,988     $12,089      $37,993     25,000       $10,590
 Chairman, President      1999  500,000  129,151      37,871       43,048     50,000        10,590
 and CEO                  1998  393,800  161,079      37,492          --      35,000        10,590

George P. Allman........  2000  185,000   34,113         --        11,350     10,000        10,333
 Senior Vice President,   1999  175,000   84,060         --        28,006     15,000        10,293
 President, Diversified   1998  165,000   65,010         --           --      11,000        10,089
 Operations

Edward M. Bolesky.......  2000  200,000   34,368         --        11,433     10,000        15,192
 Senior Vice President,   1999  180,000   51,009         --        16,978     15,000        15,113
 President, NEBS Direct   1998  180,000   81,538         --           --      13,100        15,013
 Marketing

Richard T. Riley(6).....  2000  200,000   64,814         --        21,601     10,000        11,300
 Senior Vice President,   1999  200,000   24,249         --         8,054     15,000        42,581
 President, Rapidforms    1998  105,115   42,500         --           --      20,000         6,879

Robert D. Warren........  2000  171,250   53,656         --        17,866      9,000        10,280
 Senior Vice President,   1999  170,000   37,640         --        12,544     14,000        10,273
 Business Management and  1998  162,500   60,268         --           --      11,600         8,369
 Development

--------
(1) The Company has not issued stock appreciation rights. In addition, the Company does not maintain a "long-term incentive plan," as that term is defined by applicable rules. Securities underlying options are shares of common stock.

(2) For fiscal years 1999 and 2000, 25% of each named executive officer's annual bonus was paid in the form of restricted shares in lieu of cash. The dollar value of these restricted shares is excluded from the amounts reported in this column, and is set forth under the column heading "Restricted Stock Awards".

(3) The amounts reported are the value of the Company's reimbursement to Mr. Murray for his tax liability arising from the Company's payment of certain occupancy expenses associated with his residence in Boston, Massachusetts.

(4) The amounts reported are the value of restricted shares that were awarded to each named executive officer under the Company's stock compensation plan in lieu of cash as part of his annual bonus for fiscal years 1999 and 2000. The awards vest on the third anniversary of the date of grant, except that such awards will vest immediately in case of the holder's death, disability or retirement, or a change in control of the Company. Dividends are payable on unvested awards to the same extent as they are paid on the common stock generally, except that such dividend payments are automatically reinvested in shares of common stock, and the additional shares are subject to the same restrictions that are applicable to the underlying restricted shares.

  As of June 24, 2000, each of the named executive officers held the following number of unvested shares of restricted stock having the corresponding fiscal year-end values:

                                                                     Value at
                                                      Number of       Fiscal
  Name                                                  Shares       Year End
  ----                                               ------------ --------------
  Robert J. Murray..................................     1,593       $23,691
  George P. Allman..................................     1,036        16,058
  Edward M. Bolesky.................................       628         9,934
  Richard T. Riley..................................       298         4,619
  Robert D. Warren..................................       464         7,192
  --------
(5) The table below presents the components of this column for fiscal year
    2000, which represent (a) the value of Company contributions to the account of each named executive officer pursuant to the terms of the Company's
    401(k) plan (in the case of Mr. Riley, the Rapidforms 401(k) plan), and (b)
    the value of premiums paid by the Company on group term life insurance for the benefit of the named executive officers.

                                                                    Group Term
                                                     401(k) Plan  Life Insurance
  Name                                               Contribution    Premium
  ----                                               ------------ --------------
  Robert J. Murray..................................   $ 9,600       $   990
  George P. Allman..................................     9,600           733
  Edward M. Bolesky.................................    14,400           792
  Richard T. Riley..................................    11,240            60
  Robert D. Warren..................................     9,600           680

  --------
(6) Mr. Riley was elected an executive officer of the Company effective January 23, 1998.

Stock Option Plan

   The following table provides details regarding stock options granted to the named executive officers during the last fiscal year under the Company's 1997 key employee and eligible director stock option and stock appreciation rights plan. The table also shows hypothetical values of the common stock obtainable upon exercise of each option grant, net of the option's exercise price, assuming that the market price of the common stock appreciates at compound annual rates of 5% and 10% over the ten-year term of the option. The assumed rates of appreciation are presented as examples pursuant to the SEC's rules on disclosure of executive compensation. We do not advocate or necessarily agree that these rates are indicative of future growth in the market price of the common stock.

                                                                            Potential
                                                                       Realizable Value at
                                                                         Assumed Annual
                                                                         Rates of Stock
                                                                        Appreciation For
                                                                           Option Term
                                                                       -------------------
                         Number of    % of Total
                           Shares      Options     Exercise
                         Underlying   Granted To    Price
                          Options     Employees      Per    Expiration
Name                     Granted(1) In Fiscal Year  Share      Date       5%       10%
----                     ---------- -------------- -------- ---------- -------- ----------
Robert J. Murray........   25,000        6.36%     $27.6875  9/8/2009  $435,313 $1,103,169
George P. Allman........   10,000        2.54%      27.6875  9/8/2009   174,125    441,267
Edward M. Bolesky.......   10,000        2.54%      27.6875  9/8/2009   174,125    441,267
Richard T. Riley........   10,000        2.54%      27.6875  9/8/2009   174,125    441,267
Robert D. Warren........    9,000        2.29%      27.6875  9/8/2009   156,713    397,141

                       Option Grants in Last Fiscal Year

--------
(1) The stock options awarded vest annually in four equal installments beginning on September 8, 2000 and ending on September 8, 2003, except that all of such options will vest immediately in case of a change in control of the Company.

   As indicated in the following table, none of the named executive officers exercised stock options during the last fiscal year. In addition, the table includes the number of shares underlying both exercisable and unexercisable stock options at the end of the last fiscal year. The table also shows the value of "in-the-money" options, which represents the positive spread, if any, between the exercise prices of stock options held by each named executive officer and the closing price ($15.50) of the common stock on June 23, 2000, the last trading day of fiscal year 2000.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

                                                Number of Unexercised     Value of Unexercised
                                               Options at Fiscal Year    In-the-Money Options at
                                                         End                 Fiscal Year End
                                              ------------------------- -------------------------
                          Number of
                           Shares
                          Acquired    Value
Name                     At Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------- ----------- ------------- ----------- -------------
Robert J. Murray........     --        --       366,027      120,001      $ 3,378        $ 0
George P. Allman........     --        --        52,027       33,251        1,097          0
Edward M. Bolesky.......     --        --        90,543       35,301       13,163          0
Richard T. Riley........     --        --        13,750       31,250            0          0
Robert D. Warren........     --        --        51,827       31,551        1,097          0

Stock Compensation Plan

   Under the Company's stock compensation plan, the organization and compensation committee may grant awards of common stock to officers and other key employees in lieu of cash in payment of all or part of their regular, bonus, or other special compensation. For fiscal year 2000, 25% of each named executive officer's annual bonus was paid in common stock. The number of shares awarded to each named executive officer was determined by the $20.75 closing price of the common stock on the NYSE on July 31, 2000, which was the third business day following the public release of the Company's financial results for the fourth quarter of fiscal year 2000. The shares awarded as described above were issued in the form of restricted stock. The material terms of the awards are described in footnote 4 to the summary compensation table.

Deferred Compensation Plan

   Officers of the Company, including the named executive officers, may defer, until 60 days following the termination of employment with the Company, a portion of all compensation payable by the Company for personal services rendered to the Company. Each participating officer may request that the deferred amounts be allocated among several available investment options established and offered by the Company, subject to approval by the Company's retirement committee. The benefit payable under the plan at any time to a participant following termination of employment is equal to the applicable deferred amounts, plus or minus any earnings or losses attributable to the investment of such deferred amounts. The amount of compensation in any given fiscal year that is deferred by a named executive officer is included in the summary compensation table under the column headings "salary" or "bonus", as appropriate.

   The Company has established a trust for the benefit of participants in the deferred compensation plan. Pursuant to the terms of the trust, as soon as possible after any deferred amounts have been withheld from a plan participant, the Company will contribute such deferred amounts to the trust to be held for the benefit of the participant in accordance with the terms of the plan and the trust. However, the assets in the trust will become available to the Company's creditors if the Company becomes insolvent or bankrupt. If the funds in the trust are insufficient to pay amounts due under the plan to a participant, the Company remains obligated to pay any deficiency.

Supplemental Executive Retirement Plan

   The Company maintains a supplemental executive retirement plan, or SERP, for key employees who are designated as participants by the organization and compensation committee. Benefits under the SERP are payable as a life annuity upon normal retirement at age 65, or in a reduced amount in the event of earlier retirement on or after age 55, and are based on age, length of service (not less than 5 years), the participant's annual base salary at the time of termination of employment, and an average of the participant's three highest bonuses paid during the five years immediately preceding the termination of the participant's employment. Benefits payable under the SERP are not subject to any reduction for Social Security or other offset amounts. The following table shows the annual benefit payable under the SERP to participants who retire at or after the age 65.

                            Retirement Benefit Table

                                             Annual Retirement Benefit
        Average Final Compensation    ---------------------------------------
            Used as Basis for         5 Years of 10 Years of    15 or More
       Computing Retirement Benefit    Service     Service   Years of Service
       ----------------------------   ---------- ----------- ----------------
                 $200,000              $ 27,500   $ 55,000      $  75,000
                  300,000                41,250     82,500        112,500
                  400,000                55,000    110,000        150,000
                  500,000                68,750    137,500        187,500
                  600,000                82,500    165,000        225,000
                  700,000                96,250    192,500        262,500

   As of June 24, 2000, Mr. Bolesky, who is the only named executive officer who participates in the SERP, had 7 years of service for purposes of the SERP.

Change-in-Control Arrangements

   The Company has entered into agreements with each named executive officer providing for certain benefits in the event of a change in control of the Company. A change in control includes, among other events and subject to certain exceptions, the acquisition by any person of beneficial ownership of 35% or more of the outstanding common stock. If a tender offer or exchange offer is made for more than 25% of the outstanding common stock, the named executive officer has agreed not to leave the employ of the Company, except in the case of disability or retirement, and to continue to render services to the Company until such offer has been abandoned or terminated or a change in control has occurred.

   If, within 24 months after a change in control of the Company, the named executive officer's employment is terminated (1) by the Company other than for cause (as defined in the agreement), disability or retirement or (2) by the named executive officer for good reason (as defined in the agreement), the Company has agreed to pay the named executive officer, in addition to salary, benefits and awards accrued through the date of termination, an amount equal to
1.5 times the sum of the named executive officer's then current annualized base salary, plus the average of the actual bonuses earned during each of the three most recent fiscal years ending on or before the date of the change in control. The Company has also agreed to provide the named executive officer with benefits under all employee welfare benefit plans, or equivalent benefits, for up to 30 months following such termination. The Company must give 90 day advance notice of termination to the named executive officer unless such termination is for cause.

   Each change in control agreement continues in effect until July 1, 2001; provided, however, that the agreement continues in effect for 24 months following a change in control that occurs during the term of the agreement. Except as otherwise provided in the change in control agreement, the Company and each named executive officer may terminate the named executive officer's employment at any time. Each change in control agreement terminates if either party terminates the named executive officer's employment before a change in control.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

   Prior to October 22, 1999, the members of the organization and compensation committee were Messrs. Gable and Lacy and Ms. Szostak. At the annual meeting of the Board on October 22, 1999, Mr. May was appointed to the organization and compensation committee in place of Ms. Szostak. At the same time the duties of the stock option committee, then consisting of Messrs. Gable and Lacy, were assumed by the organization and compensation committee, and the separate existence of the stock option committee ceased on that date.

   At the end of fiscal year 2000, the Company had outstanding borrowings of approximately $40,050,000 from Fleet National Bank, one of several banks party to an unsecured, revolving line of credit with the Company. Fleet National Bank is a wholly owned subsidiary of FleetBoston Financial Corporation, of which Ms. Szostak is an executive officer.

REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

What is our executive compensation philosophy?

   The organization and compensation committee, in exercising responsibility for setting base salary and total compensation levels, retains a nationally recognized compensation and benefits consulting firm to assist in the annual review of the direct compensation of the executive officers of the Company.

   In providing for the compensation of the executive officers, salary ranges for executive officers are targeted to reflect a midpoint which in general is about the 50th percentile of the base salaries of officers in similar positions in a representative group of non-durable goods manufacturers and direct marketing companies of comparable size. In addition, annual bonuses are provided for, the payment and the amount of which depend upon the degree of attainment of pre-established Company and business unit sales and earnings targets and, in some instances and to varying extents, upon the attainment of pre-established individual objectives. Long-term compensation is tied directly to the increase in value of the common stock, and hence takes the form of stock options, with option prices equal to 100% of current market value, in amounts reflecting the level of responsibility of the grantees for the Company's long-range success.

   In determining its executive compensation policies from year to year, the Company expects to take appropriate measures to prevent the employee remuneration paid by it from being rendered non-deductible by operation of the terms of Section 162(m) of the Internal Revenue Code. Such measures may include
(1) limiting the amount of non-performance-based compensation paid to any employee, and (2) complying with the statutory requirements for exempting performance-based compensation from non-deductibility by obtaining stockholder approval of qualified performance-based plans. In October 1997, such approval was obtained for the Company's 1997 key employee and eligible director stock option and stock appreciation rights plan.

How were executive base salaries determined for fiscal year 2000?

   The individual salaries of the executive officers for fiscal year 2000 were recommended by the organization and compensation committee and approved by the Board of Directors at the beginning of that year in accordance with the above-stated policy. These salary recommendations were made after review of individual performance evaluations by the chief executive officer and discussion with him of the performance of the Company during fiscal year 1999 and of the individual performances of the executive officers (other than himself) during that year.

How were annual executive bonuses determined for fiscal year 2000?

   At the beginning of fiscal year 2000, all of the executive officers were designated as participants in the Company's annual executive bonus plan and target bonuses of 70% of base salary for the chief executive officer and 60% of base salary for the other executive officers were established. A combination of financial performance targets in a range from 70% to 100% and personal objectives in a range from 0% to 30% of the target bonus were established as the goals for the achievement of 100% of the target bonus for each of the executive officers.

   Based on these criteria, the chief executive officer received a bonus of 30.4% of his base salary and the other executive officers received bonuses ranging from 22.9% to 43.2% of their respective base salaries.

Were stock options granted to executives in fiscal year 2000?

   In September 1999, the stock option committee, employing the Black-Scholes methodology, authorized the granting of a stock option to the chief executive officer to purchase shares with a market value on the date of grant equal to 110% of his fiscal year 2000 base salary. At the same meeting, options were granted to the other executive officers for shares with a market value of 90% of their respective fiscal year 2000 base salaries. In all cases, the per share option exercise price for options granted by the committee in fiscal year 2000 was set at 100% of the then current market value of a share of the common stock.

How was the chief executive officer's compensation determined for fiscal year 2000?

   The process by which the compensation of Robert J. Murray, as chairman, president and chief executive officer, was arrived at is as stated above and differed in no material way from that employed with respect to the other executive officers. With Mr. Murray's base salary being in an appropriate range as determined by the committee's independent compensation consultant, there was no adjustment made to Mr. Murray's base salary for fiscal year 2000.

   Because Mr. Murray's principal residence is located more than 75 miles from the Company's headquarters, the Company pays certain occupancy expenses associated with a second residence within a shorter commuting distance and reimburses Mr. Murray for his tax liability arising from this arrangement. Otherwise, Mr. Murray was not provided any fringe benefits other than those available to all officers of the Company.

                    Organization and Compensation Committee

                      Robert L. Gable
                      Benjamin H. Lacy (Chairman)
                      Thomas J. May

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company has contracted to obtain Internet marketing services over a 12-month term from iProspect.com, Inc., for which services the Company has agreed to pay iProspect.com, Inc. $120,000. The president of iProspect.com, Inc. is the son of Robert J. Murray, who is the chief executive officer and a director of the Company. Management believes that the terms of iProspect.com, Inc.'s engagement are no less favorable to the Company than could have been obtained from a comparably qualified unrelated third party.

   Certain other relationships involving the Company's directors and executive officers are disclosed under the heading "Compensation Committee Interlocks and Insider Participation in Compensation Decisions".

                               PERFORMANCE GRAPH

   The following chart compares the value of $100 invested in the Company's common stock from June 30, 1995 through June 24, 2000 with a similar investment in the S&P 600 small cap stock index, and in a peer group consisting of eight publicly held companies selected on the basis of similarity to the Company in the nature of products offered, marketing and distribution channels utilized and customer markets served. The comparison assumes that all dividends are reinvested. American Business Products, Inc., which was previously included in the peer group, was acquired by Mail-Well, Inc. in February 2000. As a result, American Business Products has been omitted from the peer group companies in the presentation below.



                                    [GRAPH]

                                                                    S&P    Peer
                                                             NEBS   600   Group
FYE 1995................................................... 100.00 100.00 100.00
FYE 1996................................................... 102.94 126.01 128.25
FYE 1997................................................... 141.85 151.21 116.61
FYE 1998................................................... 173.42 181.05 105.79
FYE 1999................................................... 156.78 173.08 110.70
FYE 2000...................................................  93.44 198.76  71.79

Peer Group Companies:

Deluxe Corporation          Moore Corporation, Ltd.     Systemax Inc.
Ennis Business Forms,       The Reynolds & Reynolds     Wallace Computer
Inc.                        Co.                         Services, Inc.
John H. Harland Co.         The Standard Register
                            Co.

                                  PROPOSAL TWO

                     RATIFICATION OF SELECTION OF AUDITORS

   Upon the recommendation of its audit committee, the Board of Directors selected the firm of Deloitte & Touche LLP as auditors of the Company for the fiscal year ending June 30, 2001, subject to ratification by the stockholders at the 2000 annual meeting of stockholders. A representative of Deloitte & Touche LLP, which served as auditors for fiscal year 2000, is expected to be present at the meeting, with the opportunity to make a statement if he or she desires to do so, and to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders must be received by the Company, at its offices at 500 Main Street, Groton, Massachusetts 01471, no later than May 18, 2001, in order to be considered for inclusion in the Company's proxy statement and proxy card relating to that meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934.

   Additionally, under the advance notice provisions in our by-laws, director nominations or any other proposals to be presented outside of the processes of Rule 14a-8 by a stockholder from the floor of the 2001 annual meeting of stockholders must be submitted by the stockholder to our corporate secretary at the above address no later than July 22, 2001 and no earlier than June 22, 2001. The notice must contain the information required by the by-laws. These advance notice provisions are separate from the requirements which a stockholder must meet in order to have a proposal included in the Company's proxy statement under Rule 14a-8.

                      AMENDMENTS TO THE COMPANY'S BY-LAWS

   At a regular meeting held on July 28, 2000, the Board amended the by-laws to enable stockholders of record to vote their shares by proxy at meetings of stockholders by electronic means. As a result of this amendment, stockholders of record will be able to vote their shares by proxy at the 2000 annual meeting of stockholders by telephone or through the Internet by following the instructions printed on their proxy card.

   You may obtain a copy of our by-laws without charge by writing to our corporate secretary, New England Business Service, Inc., 500 Main Street, Groton, MA 01471.

                              DIRECTOR NOMINATIONS

   The nominating committee will consider your suggestions regarding potential candidates for Board membership as part of the committee's review of the composition of the Board. Your recommendations may be sent to the nominating committee through our corporate secretary at the above address.

                           ANNUAL REPORT ON FORM 10-K

   You may obtain a copy of our annual report on Form 10-K for the fiscal year ended June 24, 2000 (without exhibits) without charge by writing to: Investor Relations, New England Business Service, Inc., 500 Main Street, Groton, MA 01471.

0626-PS-00

ZNEB5B                            DETACH HERE


                                     PROXY

                      NEW ENGLAND BUSINESS SERVICE, INC.

                  Meeting of Stockholders -- October 20, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF NEW ENGLAND BUSINESS SERVICE, INC.


     The undersigned stockholder in New England Business Service, Inc. (the "Company") hereby appoints Robert J. Murray and Daniel M. Junius and each of them, attorneys, agents and proxies, with power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote, and, if applicable, hereby directs the trustee of the 401(k) Plan for Employees of New England Business Service, Inc. (the "Plan") to vote all shares of Common Stock of the Company allocated to the account of the undersigned or otherwise which the undersigned is entitled to vote pursuant to the Plan, at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 500 Main Street, Groton, Massachusetts on October 20, 2000 at 10:00 a.m., local time, and any adjournments thereof.

---------------                                                  ---------------
| SEE REVERSE |                                                  | SEE REVERSE |
|    SIDE     |   CONTINUED AND TO BE SIGNED ON REVERSE SIDE     |    SIDE     |
---------------                                                  ---------------

-----------------------                                         ----------------------
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|    PROXY CARD.                                          |     |    PROXY CARD.                                               |
|                                                         |     |                                                              |
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

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET



ZNEB5A                            DETACH HERE

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE.
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     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY INSTRUCTIONS ARE
     INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AS DESCRIBED IN DETAIL IN THE PROXY STATEMENT.
     1.   To fix the number of persons constituting the full     2.  To ratify the selection of         FOR  AGAINST ABSTAIN
          Board of Directors at nine and to elect the                Deloitte & Touche LLP as           [_]    [_]     [_]
          following nominees as directors:                           independent auditors of the
          (01) William T. End,   (02) Neil S. Fox,                   Company for the current fiscal
          (03) Robert L. Gable,  (04) Benjamin H. Lacy,              year ending June 30, 2001.
          (05) Thomas J. May,    (06) Herbert W. Moller,
          (07) Robert J. Murray, (08) Brian E. Stern and         3.  And to vote and act upon any other business which may
          (09) M. Anne Szostak                                       properly come before the meeting or any adjournment
                                                                     thereof.
        FOR                          WITHHELD
        ALL                          FROM ALL
     NOMINEES [_]                  [_] NOMINEES



     [_]                                                         MARK HERE IF YOU PLAN TO ATTEND THE MEETING            [_]
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          For all nominees except as noted above                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [_]

                                                                 Please sign exactly as your name is printed opposite. When signing as attorney-in-fact, executor, administrator,
                                                                 trustee or guardian, please give title. If stock is held
                                                                 in joint names, all named stockholders should sign.

Signature:                                  Date:                Signature:                                  Date:
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